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                                                                                                       EXHIBIT 99

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                                              WFMBS MORTGAGE LOAN POOL
                                  20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                          RELO & NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2004-J
                                              POOL PROFILE (5/25/2004)

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                                                           ----------------------       ----------------------
                                                                 7/1 POOL                     Tolerance
                                                           ----------------------       ----------------------
     AGGREGATE PRINCIPAL BALANCE                                    $426,333,131                   (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                          1-Jun-04                          N/A
     INTEREST RATE RANGE                                                3 - 5.75                          N/A
     GROSS WAC                                                            4.810%                (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE                                       25.0 bps
     MASTER SERVICING FEE                                                1.0 bps on Securitization only
     WAM (in months)                                                         359                (+/- 2 months)

     WALTV                                                                   66%                 (maximum +5%)

     CALIFORNIA PERCENT                                                      58%                 (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                                          1%                (maximum  +2%)

     AVERAGE LOAN BALANCE                                               $463,406            (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                  $1,525,000          (maximum $1,600,000)

     CASH OUT REFINANCE PERCENT                                              14%                (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                               95%                 (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                                          90%                 (minimum -5%)

     FULL DOCUMENTATION PERCENT                                              65%                 (minimum -5%)

     WA FICO                                                                 741                  (minimum -5)

     UNINSURED > 80% LTV PERCENT                                              0%                 (maximum +3%)

     RELOCATION PERCENT                                                     5.3%                 (minimum -2%)

     GROSS MARGIN                                                         2.750%                 (+ / - 5 bps)

     GROSS LIFECAP                                                        9.810%                (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                                                   83              (+ / - 3 months)

     INTEREST ONLY PERCENT                                                   60%                (maximum  +5%)

                   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                          SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                       WFMBS MORTGAGE LOAN POOL
                                           20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                                                    RELO & NON-RELOCATION MORTGAGES
                                                          WFMBS SERIES 2004-J
                                                          PRICING INFORMATION
                                                       POOL PROFILE (5/25/2004)
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
COLLATERAL                                                         All Mortgage Loans will Index off the One Year CMT.
                                                                   None of the Mortgage Loans have a convertibility feature.
                                                                   Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each
                                                                    Adjustment thereafter.
                                                                   Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                    TBD by Wells Fargo

PASS THRU RATE                                                     Net WAC or Ratio Stripped/Variable

STRUCTURE                                                          TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                        EXCEPT AS NOTED BELOW
                                                                   (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                           10-Jun-04                                   9:00 AM

     Structures received or changes to structures past the due date  will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                                  29-Jun-04

ASSUMED SUB LEVELS                                                      Rating Agency      AGG Assumed Level
Levels and Rating Agencies for                                 AAA        Fitch/S&P              2.65%
2004-J to be determined by                                      AA           S&P                 1.30%
Wells Fargo.                                                     A           S&P                 0.80%
These levels are for bid purposes only.                        BBB           S&P                 0.50%
Any change in actual levels will not result                     BB           S&P                 0.30%
in price changes.                                                B           S&P                 0.10%

                                                                   Note:  AAA Class will be rated by two rating agencies.
                                                                   AA through B Classes will be rated by one rating agency.
                                                                   Additional tranche ratings will be paid for by the sub
                                                                    underwriter.

NOTE:  Please note the following specifics of the 2004-J structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.

WFMBS CONTACTS                                                     Brad Davis (301) 846-8009
                                                                   Gretchen Leff (301) 846-8356
                                                                   Mike Miller (301) 815-6397

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                                                      WFASC Denomination Policy
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                                                                                  Minimum                Physical      Book Entry
Type and Description of Certificates                                            Denomination (1)(4)     Certificates   Certificates
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Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex            $25,000                Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                              $100,000                Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A
that provide credit protection to the Class A, Complex multi-component
certificates                                                                   $100,000                Allowed           Allowed

Notional and Nominal Face IO                                                     (2)                   Allowed           Allowed

Residual Certificates                                                            (3)                   Required          Not Allowed

All other types of Class A Certificates                                          (5)                     (5)                (5)

Class B (Investment Grade)                                                     $100,000                Allowed           Allowed

Class B (Non-Investment Grade)                                                 $250,000                Required          Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with
      complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.